SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         H.E.R.C. Products Incorporated
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                         H.E.R.C. PRODUCTS INCORPORATED


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 1, 2002

--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders of H.E.R.C. Products Incorporated, a Delaware corporation, will be held at 10:00 a.m., on Thursday, August 1, 2002, at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona for the following purposes:

     1. To elect four directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     2. To approve an amendment to our Performance Equity Plan to increase the number of shares of our common stock reserved for issuance pursuant to the plan from 1,000,000 to 4,000,000.

     3. To ratify the appointment of McGladrey & Pullen LLP as our independent auditors for the fiscal year ending December 31, 2002.

     4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     These items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on June 14, 2002 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you previously have returned a proxy.

                                        Sincerely,





Phoenix, Arizona                        S. Steven Carl
June 17, 2002                           President

                         H.E.R.C. PRODUCTS INCORPORATED
                         2215 West Melinda Lane, Suite A
                             Phoenix, Arizona 85027

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                            VOTING AND OTHER MATTERS

General

     The enclosed proxy is solicited on behalf of H.E.R.C. Products Incorporated, a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, August 1, 2002, or at any adjournment of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona.

     These proxy solicitation materials are being first mailed on or about June 18, 2002, to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

     Stockholders of record at the close of business on June 14, 2002 are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 11,944,872 shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

     The presence, in person or by proxy, of the holders of one half of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, (a) the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors and (b) the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve the amendment to our Performance Equity Plan and to ratify the appointment of McGladrey & Pullen LLP as our independent auditors for the fiscal year ending December 31, 2002.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) "for" the election of nominees set forth in this proxy statement; (2) "for" approval of the amendment to the Performance Equity Plan to increase the number of shares of common stock reserved for issuance pursuant to that plan; and (3) "for" the ratification of the appointment of McGladrey & Pullen LLP as our independent auditors for the fiscal year ending December 31, 2002.

Revocability of Proxies

     Any person giving a proxy may revoke the proxy at any time before its use by

     o    delivering to us written notice of revocation;

     o    delivering to us a duly executed proxy bearing a later date; or

     o    attending the meeting and voting in person.

Solicitation

     We will pay the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Some of our directors or officers may solicit proxies, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

     Our 2001 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the "Report of the Audit Committee of the Board of Directors" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the SEC. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our company's secretary at our executive offices set forth in this proxy statement.

                              ELECTION OF DIRECTORS

Nominees

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors. Currently, our board of directors is comprised of four members. All directors are elected at each annual meeting of our stockholders. Directors hold office for one year or until their successors have been elected and qualified.

     A board of four directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information regarding the nominees for directors.

          Name                              Age                     Position Held
          ----                              ---                     -------------
          S. Steven Carl.................   44      Chairman of the Board of Directors, Chief Executive
                                                      Officer, and President
          R. John Armstrong..............   58      Director
          Robert Affholder...............   66      Director
          John B. Furman.................   58      Director

     S. Steven Carl has served as our Chairman of the Board of Directors since February 1996, and has served as our Chief Executive Officer and as a director of our company since August 1995. Mr. Carl has served as our President since May 1997, and also from August 1995 until February 1996. Mr. Carl served as the President and Chief Executive Officer of CCT Corporation, a wholly owned subsidiary of our company acquired in May 1995.

     R. John Armstrong has been a director of our company since January 1, 1999. Mr. Armstrong served 11 years in the U.S. Navy, with experience in ship design, construction, and maintenance, with a four year tour at a SupShip (supervisor of shipbuilding office), serving in quality assurance, contracts, and planning departments in addition to serving two years on the engineering faculty at the Naval Academy. Following his resignation from the Navy in 1978, Mr. Armstrong served as a Project Manager and, ultimately, Executive Vice President of a professional services company in Washington D.C., providing engineering and computer services to a broad spectrum of clients until 1986. In 1986, Mr. Armstrong became the President of Seaward Marine Services, Inc., engaged in international diving services.

     Robert W. Affholder has been a director of our company since October 1, 2000. Since 1996, Mr. Affholder has been Senior Executive Vice President of Insituform Technologies, Inc., a public company. From 1995 until 1996, Mr. Affholder was Senior Vice President-Chief Operating Officer of North American Contracting Operations of Insituform Technologies, Inc. Mr. Affholder was President of Insituform Mid-America, Inc. from 1994 until its acquisition by Insituform Technologies, Inc. in 1995, and was Vice Chairman of Insituform Mid-America from 1993 until 1995.

         John B. Furman has been a director of our company since May 2002. Since January 2000, Mr. Furman was a Crisis Management Consultant working with the boards of various Phoenix, Arizona based publicly traded companies. From November 1998 until January 2000, Mr. Furman was President, Chief Executive Officer, and a Director of Rural Metro Corporation, a public company and a provider of emergency and fire protection services. From 1983 until November 1998, Mr. Furman was a Senior Member and Chairman of the business law and financial services group of O'Connor, Cavanagh, Anderson, Killingsworth and Beshears. From April 1978 until December 1983, Mr. Furman was Associate General Counsel for Waste Management, Inc.

Meetings and Committees of the Board of Directors

     Our board of directors held six meetings during the fiscal year ended December 31, 2001. Mr. Affholder attended fewer than 75% of the aggregate of (i) the total number of meetings of our board of directors held during fiscal year 2001 and (ii) the total number of meetings held by all committees of our board of directors on which such person served during fiscal year 2001.

     Our bylaws authorize our board of directors to appoint among its members one or more committees consisting of one or more directors. The Audit Committee, which currently consists of Messrs. Armstrong, Affholder, and Furman, non-employee directors of our company, reviews the annual financial statements, any significant accounting issues, and the scope of the audit with our independent auditors and discusses with the auditors any other audit-related matters that may arise during the year. The Compensation Committee, which consists of all of the members of our board of directors, reviews and acts on matters relating to compensation levels and benefit plans for key executives of our company and administers and interprets our Performance Equity Plan and 1993 Incentive Stock Option Plan with respect to grants of stock options and awards to persons who at the time of grant are key employees, officers, directors, and consultants of our company.

Director Compensation and Other Information

     Directors who are employees of our company do not receive any additional compensation for serving as members of our board of directors. Non-employee directors receive a retainer of $15,000 per year, payable as follows:

     o $1,500 semi-annually on the first day of the second and fourth quarters following such election;

     o $1,000 for personal attendance at duly convened quarterly meetings of our board; and

     o $2,000 in restricted common stock payable on the first day of each quarter measured on the close of trading at the last trading day of the prior quarter.

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table sets forth certain information concerning the compensation for the years ended December 31, 1999, 2000, and 2001 paid to our Chief Executive Officer. None of our other executive officers earned cash compensation that exceeded $100,000 during the year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                                                        --------------------------------
                                                                                    Awards
                                                                        --------------------------------
                                                                           Restricted      Securities
Name and                                                                      Stock        Underlying         All Other
Principal Positions                Year        Salary(1)     Bonus          Awards(2)      Options(3)      Compensation(4)
-------------------                ----        ---------     -----          ---------      ----------      ---------------
S. Steven Carl...............      2001        $140,233     $25,000              --          125,000           $9,285
  Chairman of the Board, Chief     2000         129,706      13,600              --               --            8,155
    Executive Officer, and         1999         122,469      11,444         $16,500               --            6,356
    President

------------------
(1) Mr. Carl also received certain perquisites, the value of which did not exceed 10% of his salary and bonus during fiscal 2001.
(2) The awards of restricted stock are calculated by multiplying the closing market price of our common stock on the date of grant by the number of shares awarded. In connection with his employment agreement, Mr. Carl was granted 50,000 shares of restricted common stock at fair market value.
(3) The exercise prices of all stock options granted were equal to the fair market value of our common stock on the date of grant.
(4) Other compensation consists of 401(k) plan matching contributions and an automobile allowance.

Option Grants

     The following table provides information on stock options granted to Mr. Carl during the fiscal year ended December 31, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                           Individual Grants
                                                     --------------------------------------------------------------
                                                                        Percent of
                                                      Number of            Total
                                                      Securities          Options
                                                      Underlying        Granted to       Exercise
                                                        Options        Employees in        Price        Expiration
Name                                                  Granted (#)       Fiscal Year       ($/Sh)           Date
-------------------------------------------------    -------------    ---------------    ----------    ------------
S. Steven Carl...............................          50,000(1)           10.4%           $ 0.19         3/29/11
                                                       75,000(2)           15.6%           $ 0.10        11/01/11

------------------
(1)  All of the options vested and became exercisable on March 29, 2001.
(2)  All of the options vested and became exercisable on November 1, 2001.

Year-end Option Holdings

     The following table provides information with respect to options held by Mr. Carl as of December 31, 2001. Mr. Carl did not exercise options during the year ended December 31, 2001.

                      OPTIONS HELD AS OF DECEMBER 31, 2001

                                                                                          Number of Securities
                                                                                         Underlying Unexercised
                                                                                       Options at Fiscal Year-End
                                                                                   -----------------------------------
Name                                                                                Exercisable       Unexercisable
-------------------------------------------------------------------------------    --------------    -----------------
S. Steven Carl(1)..........................................................            362,500                 --

------------------
(1) None of the unexercised options listed had any value at fiscal year-end, because the exercise price of all the options held by the listed officer was greater than or equal to $0.10 per share, which was the closing sales price of our common stock as quoted on the OTCBB on December 31, 2001.

Employment Agreement

     During June 2001, we entered into an employment agreement with S. Steven Carl. The employment agreement has an initial term through June 15, 2002, and is subject to automatic renewal for successive one-year terms unless either party requests to renegotiate or terminates the agreement by giving the other party at least six months' written notice.

     Mr. Carl's employment agreement provides for him to serve as our President and Chief Executive Officer. The employment agreement provides for Mr. Carl to receive a base salary of $145,000. However, in the event the agreement is automatically renewed, the base salary shall not increase without approval by our board of directors. Mr. Carl is also entitled to receive annual bonuses, payable in cash or with shares of our common stock, equal to 7.5% our annual EBITDA before giving effect to any extraordinary accounting events or accounting impacts from discontinued operations. Mr. Carl received a bonus of $25,000 during fiscal 2001. The value of bonuses paid in common stock shall be based on the closing bid price of our common stock on the last trading day of the relevant year to which the bonus relates. Our board of directors may also award Mr. Carl such other bonuses and increases in base salary as warranted from time to time.

     In addition, the employment agreement requires us to

o provide Mr. Carl with a monthly car allowance of $500 or an automobile suitable for business use;

o reimburse Mr. Carl for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with our business and his duties under the employment agreements; and

o provide such other fringe benefits that we make generally available to our other senior executives.

     The employment agreement may be terminated by reason of resignation, death, disability, or as a result of termination of employment "for cause," as defined in the agreement. In the event of a termination of the agreement or if the agreement expires without being renewed or extended, Mr. Carl will resign as a director of our company effective on the date of termination or expiration.

     The employment agreement also prohibits Mr. Carl from

o competing with us for a period of 18 months following the termination of his employment with our company;

o taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us; and

o making unauthorized use or disclosure of our trade secrets or other confidential information.

Performance Equity Plan

     During 1996, we adopted the Performance Equity Plan to enable our company to offer to our key employees, officers, directors, and consultants an opportunity to acquire a proprietary interest in our company and to link their interests and efforts to the long-term interests of our stockholders. Our stockholders approved the plan in July 1996. The plan provides for the granting of awards to employees, officers, directors, and consultants eligible to receive awards under the plan. These awards may include stock options, restricted stock, stock appreciation rights, deferred stock, stock reload options, and other stock based awards. A total of 1,000,000 shares of common stock may be issued under the plan. As of May 24, 2002, 80,000 shares of our common stock had been issued upon direct grant under the plan or upon exercise of options granted under the plan, and there were outstanding options to acquire 865,000 shares of our common stock. As of May 24, 2002, 55,000 shares remained available for issuance under the plan. The plan will remain in effect until no further grants can be made and no awards remain outstanding, however, incentive stock options may only be made through May 2006. During 2002, our board of directors amended the plan to increase the number of shares that may be issued under the plan to 4,000,000, subject to stockholder approval at the meeting. See "Proposal to Approve the Amendment to the Performance Equity Plan."

     Awards may be made or granted only to persons who at the time of grant are key employees, officers, directors, and consultants who are deemed to have rendered or to be able to render significant services to our company, and who are deemed to have contributed or to have the potential to contribute to the success of our company. Options that are incentive stock options may only be granted to employees of our company. To the extent that granted options are incentive stock options, the terms and conditions of those options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

     The plan is administered by our board of directors, except that our board of directors may delegate its power to administer the plan to a committee appointed by our board of directors. Our board of directors or the committee will have the authority to administer all matters governing the plan, including the persons eligible to receive awards, the terms and conditions of grants of awards, the specified performance goals or other criteria that need to be attained for the vesting of awards, and the substitution of any awards.

     The exercise prices, expiration dates, maximum number of shares purchasable, and the other provisions of the options will be established at the time of grant. The exercise prices of options may not be less than 100% (110% if the option is granted to a stockholder who, at the time of grant, owns common stock possessing more than 10% of the combined voting power of all class of stock of our company) of the fair market value of our common stock on the date of grant. Options may be granted for terms determined by the committee and become exercisable in whole or in one or more installments at such time as may be determined upon grant of the options, and may be waived at any time by the committee.

     Under the plan, our board of directors or the committee also may award shares of restricted stock or other stock-based awards either alone or in addition to other awards granted under the plan. The committee will determine the eligible persons, the number of shares to be awarded, the price (if any) to be paid by the holder, and all other terms and conditions of such awards.

     Upon a merger or other recapitalization of our company, such substitution or adjustment will be made in the aggregate number of shares reserved for issuance under the plan, in the number, terms of, and exercise price of shares subject to outstanding awards, as may be determined to be appropriate by the committee in order to prevent dilution or enlargement of rights. Upon a change of control of our company that is not authorized by our board of directors, the vesting periods of all awards granted and outstanding under the plan will accelerate and become fully vested and immediately exercisable.

1993 Incentive Stock Option Plan

     During October 1993, we adopted, and our stockholders approved, the 1993 Incentive Stock Option Plan to advance the interests of our company by encouraging and enabling key employees to acquire a financial interest in our company and to link their interests and efforts to the long-term interests of our stockholders. The plan provides for the granting of stock options to key employees of our company. A total of 350,000 shares of common stock may be issued under the plan. As of May 24, 2002, 10,000 shares of our common stock had been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 242,500 shares of our common stock under the plan. As of May 24, 2002, 97,500 shares remained available for issuance under the plan.

     Options may be granted only to persons who at the time of grant are key employees of our company. The plan is administered and interpreted by the compensation committee of our board of directors. The committee determines the individuals to whom, and the time or times at which, options are granted, the number of shares subject to each option, the duration, exercise price, vesting, and other terms and conditions of options granted.

     In no event will the exercise price of an option be less than the fair market value of our common stock on the date of grant. Options may be granted for terms of up to but not exceeding ten years from the date of grant.

     In the event of any recapitalization of our company, the committee will adjust the number of shares of stock available for options, as well as the shares and exercise prices subject to any options. The plan will terminate on the earliest of (a) the date when all shares of common stock reserved for issuance under the plan have been acquired through exercise of options granted under the plan; (b) October 2003; or (c) such earlier date as our board of directors may determine.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our common stock, as of December 31, 2001, that may be issued upon the exercise of stock options, warrants, and rights under our Performance Equity Plan, our 1993 Incentive Stock Option Plan, and other individual compensation arrangements.

                                                                                                      (c)
                                             (a)                                             Number of Securities
                                     Number of Securities               (b)                 Remaining Available for
                                      to be Issued Upon           Weighted Average           Future Issuance Under
                                         Exercise of             Exercise Price of         Equity Compensation Plans
                                     Outstanding Options,       Outstanding Options,         (Excluding Securities
        Plan Category                Warrants, and Rights       Warrants, and Rights       Reflected in Column (a))
-------------------------------     -----------------------    -----------------------    ----------------------------
Equity Compensation
  Plans Approved by
  Stockholders.............                 1,148,700                   $0.27                        111,300

Equity Compensation
  Plans Not Approved by
  Stockholders(1)..........                   917,500                   $1.36                             --

  Total....................                 2,066,200                                                111,300

(1) In connection with services rendered to our company, we have issued warrants and options to purchase 917,500 shares of our common stock. Each warrant or option entitles the holder to purchase at any time before the expiration of the warrant or option, a specified number of shares of common stock at a certain exercise price. The warrants and options listed will expire on or before December 1, 2005 and have exercise prices ranging from $0.22 to $2.00.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Board of Directors of our company has appointed an audit committee, currently consisting of three directors as of the date of this proxy statement. All of the members of the committee are "independent" of our company and management, as that term is defined in the NASD's listing standards.

     The primary responsibility of the committee is to oversee our company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States.

     In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our company, the internal controls, and the overall quality of the financial reporting. The committee held four meetings during fiscal year 2001.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the company's independent auditors. See "Ratification of Appointment of Independent Auditors."

     The Board of Directors has adopted a written charter for the Audit
Committee.

Dated: May 31, 2002           John B. Furman
                              R. John Armstrong
                              Robert Affholder

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2001, and written representations that no other reports were required, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS, AND OFFICERS

     The following table sets forth certain information regarding the shares of our outstanding common stock beneficially owned as of June 14, 2002 by (i) each director; (ii) the executive officer set forth in the Summary Compensation Table under the section entitled "Executive Compensation;" (iii) all of our directors and executive officers as a group; and (iv) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

Name(1)                                                  Number of Shares(2)                   Percent(2)
-----------------------------------------------    ---------------------------------    --------------------------
Directors and Executive Officers
S. Steven Carl..............................                   880,209(3)                          7.2%
R. John Armstrong...........................                   182,318                             1.5%
Robert Affholder............................                    99,613                             *
John B. Furman..............................                        --                            --

Directors and executive officers as a group
  (6 persons)...............................                 1,834,340(4)                         14.6%

Non-management 5% Stockholders
Lance Laifer................................                 3,375,516(5)                         28.3%
Norman H. Pessin............................                   985,000(6)                          8.3%
Shelby Carl.................................                   638,470(7)                          5.3%

-------------------------

*    Less than 1%

(1) Except as indicated, and subject to community property laws when applicable, each officer, director, and 5% stockholder named in the table above has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated, each director, officer, or 5% stockholder may be reached through our offices at 2215 West Melinda Lane, Suite A, Phoenix, Arizona 85027.
(2) The percentages shown are calculated based upon 11,944,872 shares of common stock outstanding on June 14, 2002. The numbers and percentages shown include the shares of common stock actually owned as of June 14, 2002 and the shares of common stock that the person or group had the right to acquire within 60 days of June 14, 2002. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of June 14, 2002 upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.
(3) Includes 362,500 shares of common stock issuable upon exercise of stock options.
(4) Includes 639,000 shares of common stock issuable upon exercise of stock options and warrants.
(5) Hilltop Partners, L.P., Laifer Capital Management, Inc., and Lance Laifer are affiliates with respect to each other. Hilltop beneficially owns 1,664,616 shares of our common stock, and Laifer Capital Management, Inc. beneficially owns 3,375,516 shares of our common stock in its capacity as investment advisor to various investment entities including Hilltop. Mr. Laifer is the president, sole director, and principal stockholder of Laifer Capital Management, Inc., and is deemed to have the same beneficial ownership as Laifer Capital Management, Inc. Mr. Laifer has sole voting and investment power with respect to 2,185,316 shares of common stock and shares investment power with respect to 1,190,200 shares of common stock. The address for Hilltop Partners, Laifer Capital Management, and Lance Laifer are c/o Laifer Capital Management, Inc. is 450 Seventh Avenue, Suite 1604, New York, New York 10123. The information is based solely upon a
     Schedule 13D/A filed with the Securities and Exchange Commission as of April 11, 2001.
(6) Norman H. Pessin is a principal of Neuberger & Berman, LLC, a registered broker/dealer and registered investment advisor. Mr. Pessin has sole voting and dispositive power with respect to all shares of our common stock held by him. The address for Mr. Pessin is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158.
(7) Includes 50,000 shares of common stock issuable upon exercise of stock options and warrants.

                      PROPOSAL TO APPROVE THE AMENDMENT TO
                           THE PERFORMANCE EQUITY PLAN

     Our board of directors has approved a proposal to amend our Performance Equity Plan, subject to approval by our stockholders. See "Executive Compensation - Performance Equity Plan" for a description of the material terms of the plan.

     The plan is intended to attract, retain, and motivate directors, employees, and consultants who provide valuable services to our company by providing them with the opportunity to acquire a proprietary interest in our company and to link their interests and efforts to the long-term interests of our stockholders. Currently, the plan authorizes the issuance of 1,000,000 shares of common stock. As of May 24, 2002, we had issued an aggregate of 80,000 shares of common stock upon direct grant under the plan or upon exercise of options granted pursuant to the plan, there were outstanding options to acquire 865,000 shares of common stock, and an additional 55,000 shares remained available for grant under the plan. During 2002, our board of directors amended the plan to increase the number of shares that may be issued under the plan to 4,000,000 shares of common stock. If the proposal to amend the plan is approved by the stockholders at the meeting, as of May 24, 2002, the number of shares available for grant under the plan would increase to 3,055,000. Our board of directors has determined that an increase is necessary to provide a sufficient number of shares to enable our company to continue to attract, retain, and motivate our directors, employees, and consultants by making additional shares available for grant under the plan. Our board of directors believes it is in the best interests of our company to amend the plan. Accordingly, our board of directors recommends a vote "FOR" the proposal to amend the plan.

Reasons for and Effect of the Proposed Amendment

     Our board of directors believes that the approval of the proposed amendment to the plan is necessary to achieve the purposes of the plan and to promote the welfare of our company and our stockholders generally. As described above, if the proposal is not approved by our stockholders, we will only have 55,000 shares available for grant under the plan. We do not believe that amount of shares will be sufficient for us to grant equity compensation to our officers, directors, and key employees for the next few fiscal years. Our board of directors also believes that the proposed amendment to the plan will aid our company in attracting and retaining officers and key employees and motivating such persons to exert their best efforts on behalf of our company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the officers and key employees with that of our stockholders.

Ratification by Stockholders of the Amendment to the Performance Equity Plan

     Approval of the amendment to the plan will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the meeting. In the event that the amendment to the plan is not approved by our stockholders, the plan will remain in effect as previously adopted.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our board of directors has appointed McGladrey & Pullen LLP, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2002 and recommends that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, our board of directors will reconsider its selection. We anticipate that representatives of McGladrey & Pullen LLP will be present at the meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     Aggregate fees billed to our company for the fiscal year ended December 31, 2001 by our principal accounting firm, McGladrey & Pullen LLP, are as follows:

     Audit Fees.....................................................................     $ 25,000
     Financial Information Systems Design and Implementation Fees...................     $     --
     All Other Fees.................................................................     $  6,000

     The members of our audit committee believe that the non-audit services provided by McGladrey & Pullen LLP, referenced above in "All Other Fees," are compatible with maintaining our principal accounting firm's independence.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented by such stockholders at our annual meeting of stockholders to be held during calendar year 2003 must be received by us no later than February 18, 2002, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar year 2003, except in circumstances where (a) we receive notice of the proposed matter no later than May 4, 2002; and (b) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

                                                           Dated:  June 17, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                         H.E.R.C. PRODUCTS INCORPORATED

                       2002 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of H.E.R.C. PRODUCTS INCORPORATED, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated June 17, 2002, and hereby appoints S. Steven Carl and John Gulick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of H.E.R.C. PRODUCTS INCORPORATED, to be held on Thursday, August 1, 2002, at 10:00 a.m., local time, at the Country Inn & Suites, 20221 North 29th Avenue, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

|X|  Please mark your votes as in this example

                                                         WITHHOLD
                          FOR all nominees               AUTHORITY
                       listed at right (except   to vote for all nominees
                            as indicated)             listed at right         Nominees:
1.   ELECTION
     OF                          |_|                        |_|                       John B. Furman
     DIRECTORS:                                                                       S. Steven Carl
                                                                                      R. John Armstrong
                                                                                      Robert Affholder

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.

2. Proposal to amend the Company's Performance Equity Plan to increase the number of shares of the Company's common stock that may be purchased under that plan.

     |_| FOR                    |_| AGAINST                     |_| ABSTAIN

3. Proposal to ratify the appointment of McGladrey & Pullen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

     |_| FOR                    |_| AGAINST                     |_| ABSTAIN

and upon such matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; FOR THE PROPOSAL TO AMEND THE COMPANY'S PERFORMANCE EQUITY PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

  Sign, date, and return the proxy card promptly using the enclosed envelope.

Signature                                                                             Dated:                 , 2002
         ---------------------------------  ----------------------------------------        -----------------
                                                   Signature if held jointly

NOTE: (This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)